                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER STRATEGIC
INCOME FUND


                             "... We consistently kept 60 percent or more of the
                        fund's resources allocated in emerging markets and high-
                          yield bonds throughout the year, feeling the increased
                        risk associated with these investments was offset by the
                                               potential for higher income. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Management Team
6
Performance Update
7
Shareholders' Meeting
Year 2000
8
Portfolio Statistics
9
Portfolio of
Investments
12
Report of
Independent Auditors
13
Financial Statements
15
Notes to
Financial Statements
17
Financial Highlights
18
Description of
Dividend Reinvestment Plan



AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER STRATEGIC
INCOME FUND                        0.48%     -5.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                AS OF      AS OF
                               11/30/98   11/30/97
--------------------------------------------------------------------------------
NET ASSET VALUE                 $13.68     $15.39
--------------------------------------------------------------------------------
MARKET PRICE                    $16.94     $19.81
--------------------------------------------------------------------------------

The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of its assets in foreign securities, which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect the volatility of your investment.
--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1998

                               KEMPER STRATEGIC
                                 INCOME FUND
--------------------------------------------------------------------------------
ONE-YEAR INCOME:                  $1.80
--------------------------------------------------------------------------------
NOVEMBER DIVIDEND:                $0.15
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE
(BASED ON NET ASSET VALUE)        13.16%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE
(BASED ON MARKET PRICE)           10.63%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, distribution rates, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

EMERGING MARKETS A developing or emerging country that is considered to be in the initial stages of its industrial cycle. Developing or "emerging" markets involve more risk because of exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

VOLATILITY The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

MANAGEMENT TEAM
                          KEMPER STRATEGIC INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR. JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS THE LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. HE RECEIVED A B.S. IN INDUSTRIAL MANAGEMENT FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH SCUDDER KEMPER INVESTMENTS SINCE 1972 AND IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[SALTZMAN PHOTO]

M. ISABEL SALTZMAN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. IS THE SENIOR PORTFOLIO MANAGER FOR THE FIRM'S EMERGING MARKETS BOND GROUP AND A PORTFOLIO MANAGER FOR KEMPER STRATEGIC INCOME FUND. SALTZMAN JOINED THE ORGANIZATION IN 1990. SHE RECEIVED A B.A. IN POLITICAL SCIENCE AND ECONOMICS FROM TUFTS UNIVERSITY AND AN M.I.A. DEGREE FROM THE SCHOOL OF INTERNATIONAL AFFAIRS, COLUMBIA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A MANAGING DIRECTOR WITH SCUDDER KEMPER INVESTMENTS. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[VANDENGERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS IN MARCH 1996, AS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. VANDENBERG HAS MORE THAN 20 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A B.A. AND AN M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
                                                                             5

PERFORMANCE UPDATE

THE SECOND HALF OF THE 12-MONTH REPORTING PERIOD -- DECEMBER 1, 1997 THROUGH NOVEMBER 30, 1998 -- WAS DRASTICALLY DIFFERENT FROM THE FIRST HALF. THROUGH MAY 31, 1998, THERE WAS A RELATIVE CALM BEFORE A STORMY PERIOD IN LATE SUMMER AND EARLY FALL. THE PORTFOLIO MANAGEMENT TEAM OF KEMPER STRATEGIC INCOME FUND FOCUSED ON MANAGING THE FUND TO ACHIEVE ITS INCOME-EARNING OBJECTIVES.

Q     HOW DID KEMPER STRATEGIC INCOME FUND PERFORM DURING ITS FISCAL YEAR, WHICH
ENDED NOVEMBER 30, 1998?

A     The total net asset value return for the fund was 0.48 percent. In market value, the fund lost 5.28 percent. Kemper Strategic Income Fund continued to trade at a premium to net asset value during the period. On November 30, 1998, the market price per share was $16.94, while the net asset value per share was $13.68.

Q     WHAT CAN YOU TELL US ABOUT THE GLOBAL ECONOMY AND HOW IT AFFECTED THE
MARKETS IN WHICH THE FUND INVESTS?

A     To understand the markets for the period beginning December 1, 1997, we'll need to start actually with October 27, 1997, just a month before the fund's reporting period began. That is the day, now referred to as Gray Monday, that severe declines were registered in world markets as a result of economic crisis in Southeast Asia. The uncertainty in the markets drove many investors to U.S. Treasuries and mortgage securities. This was called "flight-to-quality". Foreign bonds became very cheap, and even high-yield investors were opting for the higher quality of the below-investment-grade bonds.

      The result of the flight-to-quality was a Treasury rally in December, pushing the benchmark 30-year Treasury yield to new lows, which meant their prices were at new highs since a bond's yield and price are inversely related.

      For a period during the first part of 1998, confidence returned to the markets and equities and emerging market investments returned to the spotlight. Continued strong economic growth turned fears toward inflation and rising interest rates. These fears were squashed, however, as it became clear Asia's financial crisis was affecting the U.S. economy. For one, devalued currencies in other parts of the world caused imported goods to sell for far below what domestic manufacturers could charge. Also, domestic manufacturing slowed somewhat due to decreased demand overseas of U.S. products and the strike at General Motors in the spring and early summer.

      Uncertainty returned to the markets when economic problems in Russia and Latin America came to the world's attention in August. The tottering of the equity and bond markets moved the Federal Reserve Board to do something twice within one month that it had not done since 1996 -- cut interest rates, by 0.25 percent September 29 and by the same amount October 16. The second cut finally had the effect the Fed was looking for -- appeasing markets and showing America's commitment to supporting economies worldwide. Global financial markets rebounded with the second cut.

Q     WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     Our focus in managing the fund continues to be to maximize income for shareholders, while managing credit risk. As we did during the first half of the year, we found a great deal of potential in the emerging markets sector and continued to increase our investment in that sector. Since there is more risk associated with emerging market investments, they pay a higher rate of income. We consistently kept 60 percent or more of the fund's resources allocated in emerging markets and high-yield bonds throughout the year, feeling the increased risk associated with these investments was offset by the potential for higher income.

Q     HOW WERE THE FUND'S OTHER INVESTMENTS POSITIONED?

A     Mortgages still represented between 30-36 percent of the fund in any given month, helping boost the fund's overall credit quality and acting as a good portfolio diversification tool.

Q     WHAT'S YOUR OUTLOOK FOR THE BOND MARKETS AND FOR KEMPER STRATEGIC INCOME
FUND?

A     Right now, we realize investors are paying increased attention to the relatively safer bond market, and regardless of what happens in the stock market, we think that will continue. Overall, we remain optimistic, cautiously so, as we wait to see how international leaders resolve their economies' problems. The economy seems to be slowing a bit. The flight-to-quality has dissipated, but the Fed's easings will likely keep the domestic economy out of a recession. The money that poured into Treasury bonds during the year will likely be redeployed into the other bond sectors, improving those markets.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on October 22, 1998 for Kemper Strategic Income Fund. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                             For         Withheld
   James E. Atkins           3,287,861   123,037
   Arthur R. Gottschalk      3,290,094   120,804
   Frederick T. Kelsey       3,327,639    83,259
   Thomas W. Littauer        3,325,541    85,357
   Daniel Pierce             3,326,241    84,657
   Fred B. Renwick           3,288,461   122,437
   John B. Tingleff          3,327,474    83,424
   John G. Weithers          3,328,374    82,524

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.


   For         Against   Abstain
   3,324,097   46,447    40,352

YEAR 2000

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value. The investment manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*


--------------------------------------------------------------------------------
                                     ON 11/30/98              ON 11/30/97
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS                32%                      34%
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS            19                       21
--------------------------------------------------------------------------------
EMERGING MARKETS                      44                       42
--------------------------------------------------------------------------------
OTHER                                  5                        3
--------------------------------------------------------------------------------
                                     100%                     100%

                                 [PIE CHART]              [PIE CHART]
                                 ON 11/30/98              ON 11/30/97

LONG-TERM FIXED INCOME SECURITIES RATINGS+

--------------------------------------------------------------------------------
                                 ON 11/30/98              ON 11/30/97
--------------------------------------------------------------------------------
AAA                                   36%                      37%
--------------------------------------------------------------------------------
A                                      7                        6
--------------------------------------------------------------------------------
BB                                    26                       26
--------------------------------------------------------------------------------
B                                     28                       31
--------------------------------------------------------------------------------
OTHER                                  3                       --
--------------------------------------------------------------------------------
                                     100%                     100%

                                 [PIE CHART]              [PIE CHART]
                                 ON 11/30/98              ON 11/30/97


+ The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors
  Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of S&P or Moody's ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                 ON 11/30/98              ON 11/30/97
--------------------------------------------------------------------------------
AVERAGE MATURITY                  9.5 years               11.2 years
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1998
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT      VALUE
GOVERNMENT OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT--45.6%                       Federal National Mortgage Association
                                                7.00%, 2027                                  $   772        $    788
                                                7.50%, 2027                                      830             853
                                             Government National Mortgage Association
                                                7.50%, 2023-2028                              11,044          11,406
                                                8.00%, 2022-2026                               8,170           8,516
                                             ---------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (Cost: $20,436)                                                  21,563
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENTS--62.6%                (b)Republic of Argentina,
(PRINCIPAL AMOUNT                              5.198%, 2002-2007                              16,853          14,373
IN U.S. DOLLARS)                          (b)Federal Republic of Brazil,
                                               6.82%, 2014                                    16,020          10,553
                                             United Mexican States
                                               6.25%, 2019                                     2,500           1,917
                                               11.50%, 2026                                      910             972
                                             Republic of Panama,
                                               6.191%, 2002                                    1,521           1,433
                                             Republic of Venezuela,
                                               6.625%, 2007                                      679             388
                                             ---------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (Cost: $25,887)                                                  29,636
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------
BROADCASTING,                                Affinity Group, Inc., 11.50%, 2003                  500             523
CABLESYSTEMS AND
PUBLISHING--6.6%                       (a)(c)Australis Holdings,
                                               15.00%, with warrants, 2002                       500              15
                                             Australis Media, Ltd., 14.00%, 2000                  21              16
                                             CSC Holdings, Inc., 9.875%, 2013                    450             500
                                             Frontiervision, 11.00%, 2006                        400             448
                                             Intermedia Capital Partners, 11.25%, 2006           250             279
                                             NTL, Inc.
                                               11.50%, 2008                                      320             352
                                          (a)  12.375%, 2008                                     500             320
                                             Newsquest Capital, PLC, 11.00%, 2006                240             264
                                             Sinclair Broadcasting Group, Inc., 8.75%,
                                               2007                                              250             251
                                          (a)UIH Australia Pacific, Inc.,
                                               14.00%, with warrants, 2006                       280             144
                                             ---------------------------------------------------------------------------
                                                                                                               3,112
------------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                                Hines Horticulture, Inc., 11.75%, 2005              325             343
AGRICULTURE--1.1%                            Huntsman Polymers Corp., 11.75%, 2004               170             181
                                             ---------------------------------------------------------------------------
                                                                                                                 524

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--7.1%                         American Cellular Corp., 10.50%, 2008           $   320        $    320
                                          (a)Call-Net Enterprises, Inc., 13.25%,
                                               2004                                              330             320
                                             Communication and Power Industry, Inc.,
                                               12.00%, 2005                                      150             158
                                          (a)Intermedia Communication of Florida,
                                               Inc., 11.25%, 2007                                520             365
                                             Level 3 Communications, 9.125%, 2008                 30              30
                                             Metronet Communications, 12.00%, with
                                               warrants, 2007                                    100             111
                                          (a)Millicom International Cellular,
                                               S.A., 13.50%, 2006                                500             351
                                             Nextlink Communications, 10.75%, 2008               140             145
                                          (a)PTC International Finance, B.V.,
                                               10.75%, 2007                                      500             338
                                             USA Mobile Communications, Inc. II,
                                               14.00%, 2004                                      120             120
                                             US Xchange, LLC, 15.00%, 2008                       370             387
                                          (a)Viatel, Inc., 12.50%, 2008                          450             257
                                             Western Wireless Corp., 10.50%, 2007                440             467
                                             ---------------------------------------------------------------------------
                                                                                                               3,369
------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                            Coinmach Corp., 11.75%, 2005                        500             546
AND SERVICES--3.4%                           Mastellone Hermonos, 11.75%, 2008                   500             425
                                             Six Flags Theme Park, 12.25%, 2005                  550             611
                                             ---------------------------------------------------------------------------
                                                                                                               1,582
------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS AND                             Hovnanian Enterprises, Inc.
REAL ESTATE--.2%                                 11.25%, 2002                                     10              10
                                                  9.75%, 2005                                     90              91
                                             ---------------------------------------------------------------------------
                                                                                                                 101
------------------------------------------------------------------------------------------------------------------------
LODGING AND GAMING--1.5%                     Empress River Casino, 10.75%, 2002                  200             214
                                             Players International, 10.875%, 2005                470             504
                                             ---------------------------------------------------------------------------
                                                                                                                 718
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS AND                    Aftermarket Technology, 12.00%, 2004                375             394
MINING--4.4%
                                             Alvey Systems, 11.375%, 2003                        348             348
                                             Bar Technologies, 13.50%, with warrants,
                                               2001                                              500             563
                                             Day International Group, Inc., 11.125%,
                                               2005                                               35              38
                                             Euramax International, PLC, 11.25%, 2006            400             398
                                             GS Technologies, 12.25%, 2005                       100              70
                                             Nortek, Inc., 9.875%, 2004                          270             280
                                             ---------------------------------------------------------------------------
                                                                                                               2,091
------------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS                       Riverwood International, 10.875%, 2008              290             274
AND CONTAINERS--.8%                          Stone Container Corp., 11.50%, 2006                  70              77
                                             ---------------------------------------------------------------------------
                                                                                                                 351

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT OR
                                                                                        NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--1.4%                       (c)Color Tile, Inc., 10.75%, 2001               $      330     $         3
                                             DIMAC Corp., 12.50%, 2008                           600             600
                                             Trans World Airlines, Inc., 11.375%, 2006           100              71
                                             ---------------------------------------------------------------------------
                                                                                                                 674
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS--26.5%
                                             (Cost: $12,791)                                                  12,522
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------------
                                          (c)EchoStar Communications Corp.                     1,150 shs.         45
                                          (c)Foamex International, warrants                      160               3
                                          (c)Intermedia Communications of Florida,
                                               Inc., warrants                                    200               9
                                             Viatel, Inc., PIK, preferred                        226              14
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON AND PREFERRED STOCK--.1%
                                             (Cost: $16)                                                          71
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                 Yield--5.26%
INSTRUMENTS--4.0%                            Due--December 1998
                                             (Cost: $1,898)                                  $ 1,900           1,898
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--138.8%
                                             (Cost: $61,028)                                                  65,690
                                             ---------------------------------------------------------------------------
                                             LIABILITIES, LESS CASH AND OTHER ASSETS--(38.8)%                (18,368)
                                             ---------------------------------------------------------------------------
                                             NET ASSETS--100%                                               $ 47,322
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(b) Variable rate security. Rate shown is the effective rate on November 30, 1998 and date shown represents the final maturity of the obligation.

(c) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on payment of principal or interest or has filed for bankruptcy.

PIK denotes that dividend is paid in kind.

Based on the cost of investments of $61,028,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $5,854,000, the gross unrealized depreciation was $1,192,000 and the net unrealized appreciation on investments was $4,662,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER STRATEGIC INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Income Fund as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets and cash flows for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Income Fund at November 30, 1998, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $61,028)                                                 $65,690
-----------------------------------------------------------------------
Interest rate swap agreements, at value                              80
-----------------------------------------------------------------------
Cash                                                                 62
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  912
-----------------------------------------------------------------------
  Interest                                                          876
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 67,620
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------
Liability under reverse repurchase agreements                    20,226
-----------------------------------------------------------------------

Payable for:
  Management fee                                                     33
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             31
-----------------------------------------------------------------------
  Trustees' fees                                                      8
-----------------------------------------------------------------------
    Total liabilities                                            20,298
-----------------------------------------------------------------------
NET ASSETS                                                      $47,322
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $48,426
-----------------------------------------------------------------------
Accumulated net realized loss on sales of investments            (6,366)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        4,742
-----------------------------------------------------------------------
Undistributed net investment income                                 520
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $47,322
-----------------------------------------------------------------------

-----------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($47,322 / 3,459 shares outstanding)                            $ 13.68
-----------------------------------------------------------------------

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998
(IN THOUSANDS)


-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $ 8,131
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    431
-----------------------------------------------------------------------
  Interest expense                                                1,392
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             90
-----------------------------------------------------------------------
  Professional fees                                                  37
-----------------------------------------------------------------------
  Trustees' fees and other                                           53
-----------------------------------------------------------------------
    Total expenses                                                2,003
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             6,128
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized loss on sales of investments                        (575)
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (5,247)
-----------------------------------------------------------------------
Net loss on investments                                          (5,822)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   306
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS AND CASH FLOWS

(IN THOUSANDS)

                                                                YEAR ENDED NOVEMBER 30,
                                                               1998                 1997
-----------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
  Net investment income                                      $  6,128               6,185
-----------------------------------------------------------------------------------------
  Net realized gain (loss)                                       (575)                100
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation                        (5,247)                 46
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              306               6,331
-----------------------------------------------------------------------------------------
Distribution from net investment income                        (6,226)             (6,211)
-----------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(6 shares and 3 shares, respectively)                             113                  65
-----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (5,807)                185
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------
Beginning of year                                              53,129              52,944
-----------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income of $520 and
$605, respectively)                                          $ 47,322              53,129
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 NET CASH FLOWS FROM OPERATING ACTIVITIES
-----------------------------------------------------------------------------------------
Increase in net assets from operations                       $    306               6,331
-----------------------------------------------------------------------------------------
Non-cash items                                                  3,016              (2,903)
-----------------------------------------------------------------------------------------
Sale of investments                                             8,759                 250
-----------------------------------------------------------------------------------------
  Net cash provided by operating activities                    12,081               3,678
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 NET CASH FLOWS FROM FINANCING ACTIVITIES
-----------------------------------------------------------------------------------------
Proceeds from (payments for) reverse repurchase agreements     (5,464)              1,630
-----------------------------------------------------------------------------------------
Distributions to shareholders                                  (6,113)             (6,146)
-----------------------------------------------------------------------------------------
  Net cash used in financing activities                       (11,577)             (4,516)
-----------------------------------------------------------------------------------------
Net increase (decrease) in cash                                   504                (838)
-----------------------------------------------------------------------------------------
CASH (OVERDRAFT) AT BEGINNING OF YEAR                            (442)                396
-----------------------------------------------------------------------------------------
CASH (OVERDRAFT) AT END OF YEAR                              $     62                (442)
-----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Strategic Income Fund
                             is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Financial futures and options are valued at the most recent settlement price. Over-the-counter traded options and interest rate swap agreements are valued based upon prices provided by market makers. All other securities and assets are valued at fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Payments received or made under interest rate swap agreements are recorded as adjustments to interest income. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $6,360,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The fund incurred a management fee of $431,000 for the year ended
                             November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's business to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new

NOTES TO FINANCIAL STATEMENTS

                             investment management agreement with Scudder
                             Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1998, the fund made no direct payments to its officers and incurred trustees fees of $12,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $22,779
                             Proceeds from sales                          29,218

--------------------------------------------------------------------------------
4    REVERSE REPURCHASE
     AGREEMENTS              The fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in U.S. Government Agency securities. At
                             November 30, 1998, the fund had outstanding reverse repurchase agreements as follows:

                                            VALUE OF ASSETS SOLD                   WEIGHTED
                                              UNDER AGREEMENT      REPURCHASE       AVERAGE
                               MATURITY        TO REPURCHASE        LIABILITY    INTEREST RATE
                               --------     --------------------   -----------   -------------
                             Up to 30 days      $12,240,000        $11,481,000       5.46%
                             30-90 days           5,156,000          4,836,000       5.69
                             Over 90 days         4,167,000          3,909,000       5.37

--------------------------------------------------------------------------------
5    INTEREST RATE SWAP
     AGREEMENTS              In order to reduce the uncertainty of future
                             interest rates for a portion of the portfolio, the fund has entered into interest rate swap agreements with counterparties to effectively convert investments in floating rate obligations into fixed rate obligations. At November 30, 1998, the fund had outstanding interest rate swap agreements as follows:

                                                                               FLOATING RATE    FIXED RATE
                                                                               PAYMENTS MADE     PAYMENTS
                                                     NOTIONAL    TERMINATION    BY THE FUND      RECEIVED
                                 COUNTERPARTY         AMOUNT        DATE         BASED ON      BY THE FUND
                                 ------------       ----------   -----------   -------------   ------------
                             GS Financial Products
                             U.S., L.P.             $5,000,000     5/31/99         LIBOR           6.97 %
                             Lehman Brothers
                             Special Financing
                             Inc.                    5,000,000     5/31/99         LIBOR           6.875

                             The fund bears the market risk from changes in interest rates and accordingly the unrealized gain or loss on the swap agreements is included in the financial statements. The unrealized gain on outstanding interest rate swap agreements at November 30, 1998 amounted to $80,000. The fund also bears the credit risk that the counterparty will not perform under the contract.

FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED NOVEMBER 30,                  APRIL 29 TO
                                                  ----------------------------------------------      NOVEMBER 30,
                                                   1998          1997         1996         1995           1994
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $15.39        15.34        13.12        12.60          13.97
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              1.77         1.79         1.75         1.68            .87
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           (1.68)         .06         2.25          .54          (1.60)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .09         1.85         4.00         2.22           (.73)
----------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income         1.80         1.80         1.78         1.70            .64
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.68        15.39        15.34        13.12          12.60
----------------------------------------------------------------------------------------------------------------------
Market value, end of period                        $16.94        19.81        17.75        14.25          13.50
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Based on net asset value                              .48%       12.55        32.63        19.29          (5.43)
----------------------------------------------------------------------------------------------------------------------
Based on market value                               (5.28)%      23.53        39.99        20.70          (5.61)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses before interest expense                     1.20%        1.24         1.23         1.26           1.13
----------------------------------------------------------------------------------------------------------------------
Expenses after interest expense                      3.94%        3.99         3.89         4.35           3.41
----------------------------------------------------------------------------------------------------------------------
Net investment income                               12.05%       11.45        12.43        13.56          10.95
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)        $47,322       53,129       52,944       44,776         42,390
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   13%          16           19           49             55
----------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC INCOME FUND (the "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 of the Plan for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

--------------------------------------------------------------------------------
5    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

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13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

                                     NOTES
                                                                              21

                                     NOTES
 22

                                     NOTES
                                                                              23

TRUSTEES AND OFFICERS


TRUSTEES                       OFFICERS
DANIEL PIERCE                  MARK S. CASADY              MAUREEN E. KANE
Chairman and Trustee           President                   Assistant Secretary

JAMES E. AKINS                 PHILIP J. COLLORA           CAROLINE PEARSON
Trustee                        Vice President and          Assistant Secretary
                               Secretary
ARTHUR R. GOTTSCHALK                                       ELIZABETH C. WERTH
Trustee                        JOHN R. HEBBLE              Assistant Secretary
                               Treasurer
FREDERICK T. KELSEY                                        BRENDA LYONS
Trustee                        J. PATRICK BEIMFORD, JR.    Assistant Treasurer
                               Vice President
THOMAS W. LITTAUER
Trustee and Vice President     ANN M. MCCREARY
                               Vice President
FRED B. RENWICK
Trustee                        ROBERT C. PECK, JR.
                               Vice President
JOHN B. TINGLEFF
Trustee                        KATHRYN L. QUIRK
                               Vice President
JOHN G. WEITHERS
Trustee                        LINDA J. WONDRACK
                               Vice President

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LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
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SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141-6066
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CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        127 West 10th Street
                                      Kansas City, MO 64105
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INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
KSIF - 2 (1/27/99) 1064340